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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  F O R M 8 - K



                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)  FEBRUARY 27,  2001
                                                         ----------------------


                        CENTRAL VALLEY COMMUNITY BANCORP
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             (Exact name of registrant as specified in its charter)


         California                 0001-127371             77-0539125
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(State or other jurisdiction of     (Commission           (IRS Employer
        incorporation)              File Number)        Identification No.)


600 Clovis Avenue, Clovis, California                              93612
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         (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (559) 298-1775
                                                  -------------------

                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5. OTHER EVENTS.

     (a) PRESS RELEASE. On February 27, 2001, Central Valley Community Bancorp issued a press release announcing its adoption of a program to affect repurchases of the Company's common stock. A copy of the press release is attached to this Current Report and is incorporated into this report by reference.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     EXHIBITS

     Exhibit 99.1 Central Valley Community Bancorp press release dated February 27, 2001 announcing its adoption of a program to affect repurchases of the Company's common stock.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: February 27, 2001                CENTRAL VALLEY COMMUNITY BANCORP



                                         /s/ Daniel J. Doyle
                                       -----------------------------------------
                                       Daniel J. Doyle, President and Chief
                                       Executive Officer (Principal Executive
                                       Officer)


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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1 Central Valley Community Bancorp press release dated February 27, 2001, announcing its adoption of a program to affect repurchases of the Company's common stock program.